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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          July 27, 2006
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                   0-15572                 56-1421916
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)        Identification Number)

341 North Main Street, Troy, North Carolina                        27371
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  First Bancorp
                                      INDEX

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Item 2.02 - Results of Operations and Financial Condition                3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 99.1 News Release dated July 27, 2006                       Exhibit


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Item 2.02 - Results of Operations and Financial Condition

     On July 27, 2006, the Registrant issued a news release to announce its financial results for the quarter-to-date period and year-to-date periods ended June 30, 2006. The news release is attached hereto as Exhibit 99.1. The news release includes disclosure of net interest income on a tax-equivalent basis, which is a non-GAAP performance measure used by management in operating its business, which management believes provides investors with a more accurate picture of net interest income and net interest margins for comparative purposes.





Item 9.01 - Financial Statements and Exhibits

(d)  Exhibits


     Exhibit No.               Description
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     99.1                      Press release issued on July 27, 2006



Disclosures About Forward Looking Statements
     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions. Additional discussion about the risk factors associated with the Registrant's business and the factors that could influence forward-looking statments is included in the "Risk Factors" section of the Annual Report on Form 10-K.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


      July 27, 2006                  By:   /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer

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